                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                __________

                                 FORM 8-K

                              CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): May 30, 1996


                             Coty US Inc.
            (Exact Name of Registrant as Specified in Charter)



    	Delaware                    1-13714            06-1342491
(State or Other Jurisdiction   (Commission         (IRS Employer
      of Incorporation)        File Number)        Identification No.)


237 Park Avenue, New York, New York   	                10017
(Address of Principal Executive Offices)             (Zip Code)



   Registrant's telephone number, including area code: (212) 850-2300



                                  Coty Inc.
      (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

	    On May 20, 1996, the Board of Directors of the Registrant resolved to amend the Amended and Restated Certificate of Incorporation of the Registrant to change its corporate name from Coty Inc. to Coty US Inc.
The amendment was approved by the Registrant's sole stockholder on May 20, 1996. Accordingly, a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Registrant was filed with the Secretary of State of Delaware on May 30, 1996 effecting said name change.

	    A copy of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Registrant is filed as Exhibit 3.2 to this Report and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)  Financial Statements of Business Acquired.  None.

   (b)  Pro Forma Financial Information.  None.

   (c)  Exhibits.



Exhibit No.     Description

  3.1 Amended and Restated Certificate of Incorporation of Coty Inc. dated December 14, 1994


  3.2 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Coty Inc. dated May 22, 1996

                               SIGNATURES


    	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


	                                        COTY US INC.




Dated:  May 30, 1996                     By: /s/ Michael J. McNamara
                                             Michael J. McNamara
                                             Vice President, Finance

                          EXHIBIT INDEX



Exhibit No.   Description

  3.1         Amended and Restated Certificate of
              Incorporation of Coty Inc. dated
              December 14, 1994



  3.2         Certificate of Amendment of the Amended
              and Restated Certificate of Incorporation of Coty Inc. dated May 22, 1996

                                                 Exhibit 3.1

                                AMENDED
                                  AND
                          RESTATED CERTIFICATE
                                   OF
                             INCORPORATION
                                   OF
                              COTY INC.

            (Pursuant to Sections 228, 242 and 245 of the
          General Corporation Law of the State of Delaware)


     COTY INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST:  That the name of the Corporation is COTY INC.

     SECOND: That the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of Delaware on May 13, 1992.

     THIRD: That the Directors of the Corporation, by written consent, adopted the following resolution:

     "RESOLVED:  That the Certificate of Incorporation of the Corporation
(the "Certificate") be amended and restated so that as amended and restated said Certificate shall be and read in its entirety as described in the Amended and Restated Certificate of Incorporation attached hereto as Exhibit A
(the "Restated Certificate"), and that the Restated Certificate is recommended to the stockholders for approval as being advisable and in the best interests of the Corporation."

     FOURTH: That in lieu of a meeting and vote of stockholders, consents in writing have been signed by holders of outstanding stock having not less than the minimum number of votes that is necessary to consent to this amendment and restatement and written notice has been given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     FIFTH: That the aforesaid Restated Certificate of Incorporation was duly adopted in accordance with the provisions in Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said COTY INC., has caused this Certificate to be executed by Jerry L. Abernathy, its President, and attested by W. Howard Foote, Jr., its Secretary, this 14th day of December, 1994.

                                     COTY INC.



                                     BY:/s/ Jerry L. Abernathy
                                        Name:  Jerry L. Abernathy
                                        Title: President



ATTEST:



By:/s/ W. Howard Foote, Jr.
   Name:  W. Howard Foote, Jr.
   Title: Secretary



[Seal]

                                  EXHIBIT A

                            AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION

                                     OF

                                 COTY INC.
                        (Incorporated May 13, 1992)

                                * * * * * *

     FIRST:  The name of the Corporation is Coty Inc. (the "Corporation").

     SECOND: The address of its registered office in the State of Delaware and the name of the registered agent at such address is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended ("Delaware Law").

     FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 3,000 shares, consisting of 2,000 shares of Common Stock with a par value of One Dollar ($1.00) per share (the "Common Stock") and 1,000 shares of Preferred Stock with a par value of One Dollar ($1.00) per share (the "Preferred Stock").

     A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

     A.	PREFERRED STOCK

     The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as a majority of the Board of Directors of the Corporation may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes of capital stock. Except as otherwise provided in this Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

     The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the Board of Directors with respect to each such series shall include, without limitation, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock; (vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of this Certification of Incorporation or the Corporation's By-Laws, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

     B.	COMMON STOCK

        1.	General.  All preferences, voting powers, relative,
participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

        2.	Voting Rights.  Except as otherwise required by law or this
Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

        3.	Dividends.  Subject to the preferential rights of the Preferred
Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

        4.	Dissolution, Liquidation or Winding Up.  In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this

Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     FIFTH: The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation.

     SIXTH: Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

     SEVENTH: (1) A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.

     (2)(a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director of the Corporation or is or was serving at the request of the Corporation as a director of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this ARTICLE SEVENTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred in this ARTICLE SEVENTH shall be a contract right.

     (b) The Corporation may, by action of its Board of Directors, provide indemnification to such of the officers, employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

     (3) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Delaware
Law.

     (4) The rights and authority conferred in this ARTICLE SEVENTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

     (5) Neither the amendment nor repeal of this ARTICLE SEVENTH, nor the adoption of any provision of this Certificate of Incorporation or the bylaws of the Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this ARTICLE SEVENTH in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

     EIGHTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by Delaware Law and, with the sole exception of those rights and powers conferred under the above ARTICLE SEVENTH, all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

                                                 Exhibit 3.2

                    CERTIFICATE OF AMENDMENT OF
       THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                           OF COTY INC.

     Coty Inc., a Delaware corporation (the "Corporation"), does hereby certify as follows:

     FIRST:	That the Board of Directors of the Corporation, by unanimous written consent of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and recommending said amendment to the stockholders of the Corporation for consideration and approval thereof.
The resolution setting forth the proposed amendment is as follows:

     RESOLVED:	That Article FIRST of the Amended and Restated Certificate
               of Incorporation of the Corporation be amended to change the Corporation's corporate name, so that as amended Article FIRST shall read in its entirety as follows:

               FIRST: The name of the Corporation is Coty US Inc. (the "Corporation").

     SECOND:	That in lieu of a meeting and vote of stockholders, consents in writing have been signed by holders of outstanding stock having not less than the minimum number of votes that is necessary to consent to this amendment in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.



              [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Coty Inc. has caused this Certificate to be executed in its corporate name this 22nd day of May, 1996.



                                      COTY INC.


                                      By: /s/ Jerry L. Abernathy
                                      Name: Jerry L. Abernathy
                                      Title: President

ATTEST:


By: /s/ W. Howard Foote, Jr.
    Secretary